Exhibit 10.43


       INTERVENTION OF GRUPO INDUSTRIAL ATLANTIDA SA DE CV INTO THE MASTER
             ASSUMPTION AGREEMENT, SUPPLEMENTAL INDENTURE NO. 1 AND
                    AMENDMENT TO TITLE XI FINANCE AGREEMENTS


         This Intervention of Grupo Industrial Atlantida, S.A. de C.V. into the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to XI Finance Agreements, by and among:

         Grupo Industrial Atlantida S.A. de C.V. (hereinafter referred to as "GIA"), the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter referred to as the "Secretary") and Bank One Trust Company, N.A., a national banking association, successor to First National Bank of Commerce (said bank, its successor or assign, herein called the "Indenture Trustee"), is dated as of June 6, 2001.

                                   WITNESSETH:

         WHEREAS, Perforadora Central, S.A. DE C.V., a Mexican corporation (hereinafter referred as the "Original Shipowner") by partition transferred the LeTourneau Design Super 116 C Jack-up Drilling Unit named TONALA (the "Vessel") to PC 2 S.A. de C.V. ("PC 2") on March 9, 2001;

         WHEREAS, pursuant to the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to Title XI Finance Agreements dated March 9, 2001 (the "Master Assumption Agreement") (Capitalized terms used herein which are defined in the Master Assumption Agreement shall have the same meaning when used herein) by and between the Original Shipowner, PC 2, the Secretary and the Indenture Trustee, the transfer of the Vessel was approved and accepted and PC 2 assumed the rights, obligations and duties of the Original Shipowner to the Indenture and Title XI Finance Agreements;

         WHEREAS, PC 2 has executed a First Supplemental Endorsement to Secretary's Note and an Assumption Agreement and Supplement No. 1 to First Preferred Ship Mortgage on March 9, 2001 assuming the rights, obligations and duties of the Original Shipowner under the Secretary's Note and Mortgage;

         WHEREAS, GIA desires to take possession and ownership of the Vessel from PC 2 and desires to intervene into the Master Assumption Agreement so as to assume the rights, obligations, and duties of PC 2;

         NOW, THEREFORE, in consideration of the premises the mutual agreements, hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Simultaneously with the execution and delivery of this Intervention, GIA hereby intervenes in and assumes all rights, obligations, and duties and extends and restates all representations and warranties of PC 2 as set forth on the Master Assumption Agreement attached hereto and incorporated by reference;

         The parties further agree that simultaneously with the execution of this Intervention by the parties hereto, GIA shall execute and deliver to the Secretary a Second Supplemental Endorsement to the Secretary's Note and shall execute and deliver to the Secretary an Assumption Agreement and Supplement No. 2 to First Preferred Ship Mortgage to be filed for recordation with the Republic of Panama on the date first above written;

         The parties further agree that once the parties have fully executed this Intervention, GIA shall be bound under the Master Assumption Agreement, the Secretary's Note and the Mortgage to the same extent and on the same terms and conditions as PC 2; provided, however, that the Original Shipowner remains liable for the timely payment of all sums due under the Secretary's Note, as amended through the date hereof.

         IN WITNESS WHEREOF, this agreement has been duly executed and delivered by the parties as of the day and year first above written.

ATTEST:                                    Grupo Industrial Atlantida SA DE CV


/s/ AMANDO RODRIGUEZ VILLEGAS              BY: /s/ JORGE VILLALPANDO BORREGO
-----------------------------                 ------------------------------
AMANDO RODRIGUEZ VILLEGAS                     JORGE VILLALPANDO BORREGO
                                              Vice President


ATTEST:

/s/ PATRICIA E. BYRNE                      BY: /s/ JOEL C. RICHARD
-----------------------------                 ------------------------------
PATRICIA E. BYRNE                             JOEL C. RICHARD
Assistant Secretary                           Secretary, Maritime Administration


ATTEST:                                        BANK ONE TRUST COMPANY,  N.A.

/s/ DENIS L. MILLINER                      BY: /s/ TIMOTHY C. BRENNAN
-----------------------------                 ------------------------------
Name: Denis L. Milliner                       Timothy C. Brennan
      Assistant Secretary                     Regional Account Executive and
                                              Authorized Officer

                                 ACKNOWLEDGMENT


DISTRICT OF COLUMBIA

CITY OF WASHINGTON

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that Joel C. Richard, Secretary, Maritime Administrator, personally appeared before me in said District, executed the foregoing instrument, in his official capacity and acknowledges this act as said officer of the Maritime Administration.

  Given under my hand and seal this 30th day of April, 2001.



SWORN TO AND SUBSCRIBED BEFORE
ME THIS 30TH DAY OF APRIL,
2001.


      /s/ MELINDA M. ALLEN
-------------------------------------
           NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

    On this 3rd day of May, 2001, before me appeared:


                               Timothy C. Brennan

to me personally known, who, being by me duly sworn, did say that he is an Regional Account Executive and Authorized Officer of Bank One Trust Company, N.A., one of the corporations described in and which executed the foregoing instrument, and that the seal affixed to such instrument is the corporate seal of such corporation and that such instrument was signed and sealed on behalf of such corporation by authority of the Board of Directors and he acknowledged such instrument to be the free act and deed of such corporation.


                                                /s/ TIMOTHY C. BRENNAN
                                             ----------------------------------
                                             Timothy C. Brennan


SWORN TO AND SUBSCRIBED BEFORE
ME THIS 3RD DAY OF MAY,
2001.


     /s/  SERGIO J. ALACON
-------------------------------------
            NOTARY PUBLIC